united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23773

Cantor Fitzgerald Infrastructure Fund
(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Corporation Services Company
251 Little Falls Drive, Wilmington, Delaware 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 915-1722

Date of fiscal year end:	3/31

Date of reporting period:	9/30/24

Item 1. Reports to Stockholders.

(a)       Not applicable

(b)       Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

CANTOR

Cantor Fitzgerald

INFRASTRUCTURE FUND

A Shares (NASDAQ: CAFIX)
C Shares (NASDAQ: CFCIX)
I Shares (NASDAQ: CFIIX)
S Shares (NASDAQ: CFISX)

Semi-Annual Report

September 30, 2024

Electronic Reports Disclosure

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer, registered investment advisor, or bank). Instead, the reports will be made available on the Fund’s website (www.cantorinfrastructurefund.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visit https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access” to inform the Fund that you wish to start receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you start to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visiting https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access”, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries offer this service.

2

Table of Contents

Shareholder Letter	4

Portfolio Review	11

Schedule of Investments	12

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	20

Notes to Financial Statements	24

Expense Examples	37

Additional Information	38

Privacy Policy	41

Cantor Fitzgerald Infrastructure Fund | 3

Dear Shareholders:

We are pleased to present the semi-annual report for Cantor Fitzgerald Infrastructure Fund (the “Fund”) covering the period from April 1, 2024, through September 30, 2024.

The Fund is a continuously offered, non-diversified, closed-end interval fund registered under the Investment Company Act of 1940, as amended, that commenced operations on June 30, 2022. The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Goals through their products and services.

The Fund pursues its investment objective by strategically investing in a portfolio of private institutional infrastructure investment funds as well as public infrastructure securities. The Fund’s strategy is centered around three global megatrends expected to shape our future markets: (i) digital transformation, (ii) energy transition, and (iii) the enhancement of aging infrastructure.

During the semi-annual period ending September 30, 2024, the Fund’s load-waived Class A shares (NASDAQ: CAFIX) delivered a total return of 12.30% compared to the Standard & Poor’s (“S&P”) 500 Index, which returned 10.42%, Standard & Poor’s (“S&P”) Global Infrastructure Index which returned 16.46%, and the Bloomberg U.S. Aggregate Bond Index which returned 5.26% (without deduction for fees, expenses or taxes). The Fund announced a third-quarter distribution of $0.1170 per Class A share (NASDAQ: CAFIX), $0.1156 per Class C share (NASDAQ: CFCIX), $0.1174 per Class I share (NASDAQ: CFIIX), and $0.1174 per Class S share (NASDAQ: CFISX) representing a 4.00% annualized distribution rate based on the average daily NAV/share over the quarter. The Fund’s distribution rate since inception is 4.68%.1,2,3

As of September 30, 2024, 88.94% of the Fund’s net assets were invested in infrastructure investments with 61.96% in publicly traded infrastructure holdings and 26.98% in private infrastructure holdings. The remaining 11.06% of net assets were in short-term instruments and other assets.

The overall focus of capital markets and the U.S. Federal Reserve gradually shifted over the six months ending September 30, 2024, from taming inflation to the pace of job growth in the U.S., as measured by CPI inflation dropped during this period from 3.5% to 2.4%, and payroll growth fell to an average of 166,000 jobs per month, down from 230,000 per month. The 10-year U.S. Treasury interest rate responded to the slowing economy when the Federal Reserve decided to cut the benchmark interest rate range by 50 basis points. The Federal Reserve joined over 50% of other global central banks in cutting benchmark interest rates by mid-year, compared to none at the start of 2024. Interest-sensitive market sectors such as utilities, real estate, homebuilders, and financials had already begun discounting the expected September rate cut well before it was implemented. Long-duration assets, like large-capitalization growth stocks, continued their strong relative performance. Nevertheless, there were positive signs that the market was beginning to broaden, including other sectors.

While the decline in interest rates helped the utility group’s relative performance, the improving macro backdrop for the utility industry was key. Power demand in the U.S. is accelerating for the first time in decades due to the electrification of the country and the expansion of artificial intelligence (AI) data centers. The Fund’s largest holdings in the sector, including Constellation Energy, Vistra, and NextEra Energy all gained during the period. There is an underlying tailwind in performance from these names, which have positive exposure to growing demand and a tightening supply/demand fundamental for power. Moreover, as a matter of national security policy, we expect that the U.S. government will continue to prioritize energy security and AI dominance, benefiting the sector regardless of the outcome of the upcoming November elections.

The Fund’s continued overweight to independent power producers (IPPs) provided a material boost to the fund. Texas IPPs performed well due to volatile energy markets in their service territories and recent power auctions held in Texas, which priced future power delivery at twice current rates. Over the six months ending September 30, 2024, several purchase power agreements (PPAs) were signed by nuclear power utilities with hyper-scalers like Microsoft, Amazon, Meta, and Google to provide clean energy for AI-driven data centers. A top Fund holding Constellation Energy appreciated 41.1% in the six months ending September 30, 2024, primarily due to their new agreement with Microsoft to provide clean nuclear power to new data centers. This follows closely an agreement between Amazon Web Services and Talen Nuclear facility to provide power for data centers. Forward power prices surged in Texas as AI-driven data centers needed to back up clean power sources with more traditional sources like natural gas. Our two Fund holdings in midstream energy companies, DT Midstream and Williams Co. also contributed to relative Fund performance as the value of their existing natural gas pipeline networks grows to support natural gas-fired co-generation units. We expect this dynamic to continue as Texas emerges as the second-largest home to AI-powered data centers, which require substantially more power compared to traditional data centers. Overall power demand in the U.S. is expected to increase significantly versus past decades as electrification and energy transition macro trends proceed. This should benefit U.S. utilities broadly, as revenue growth accelerates and supports strong dividend growth.

4

Residential solar company SolarEdge Technologies was the largest detractor from the Fund’s relative performance over the period ending September 30, 2024, as supply chain issues and changes in California residential solar incentives resulted in excess inventories and the need to work down those inventories at the expense of current sales demand. Atlantica Sustainable Infrastructure Company also detracted from Fund performance during the period due to the company initiating an evaluation process to determine if shareholders were better served by going private. Ultimately, the company decided against it, and the shares declined materially.

Consistent with the theme of Enhancement of Aging Infrastructure, during the period the Fund made its first co-investment in a private senior secured facility plus warrants co-investment opportunity with Irradiant Orchid Partners, LP. This investment recapitalizes the leading provider of vehicle emissions testing services and equipment in the U.S., Opus Inspection Inc., and supports the Fund’s allocation to transportation infrastructure.

Consistent with the theme of Energy Transition, the Fund completed its largest co-investment alongside Blackstone Infrastructure Partners’ flagship renewables platform in Invenergy, the leading independent renewables energy developer in the U.S. Invenergy develops, builds, owns, and operates power generation and energy storage projects across the Americas, Europe, and Asia, including wind, solar, and natural gas power generation facilities.

Having invested in Digital Bridge Credit Fund L.P., which closed in November of 2023 and consistent with the investment theme of Digital Transformation the Fund committed to DigitalBridge Credit Fund II, L.P. which primarily targets private direct lending to companies operating in digital infrastructure focused on edge computing, last-mile connectivity, and cloud- enabled technologies. Additionally, the Fund added its first secondary market transaction in Peppertree Fund VIII, LP, as well as an investment in Peppertree Fund X, LP. Peppertree Capital Management, Inc. is a private equity firm focused on making investments in communication infrastructure companies, with more than $6.5 billion under management. Formed in 2004, the company has invested in the development or acquisition of more than 8,000 communication infrastructure assets, as well as making fiber and spectrum investments.

We have positioned the portfolio consistent with such megatrends and are strategically adding to investments that we believe have attractive growth and income potential.

We believe the Fund is well-positioned to benefit from the enduring and fundamental needs of today’s global population and deliver on its stated investment objective through measured and mindful infrastructure investing. We value your trust and confidence and thank you for your continued support.

Sincerely,
Michael D. Underhill
Co-Portfolio Manager, Cantor Fitzgerald Infrastructure Fund

Chris A. Milner
Investment Committee Member, Cantor Fitzgerald Infrastructure Fund
Managing Director, Cantor Fitzgerald

[1]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses. The Fund accrues distributions daily. The current distribution rate is calculated by annualizing the daily accrual rate of the Fund as of the date listed. The Fund’s distribution policy is to make quarterly distributions to its shareholders, but the amount of such distributions is not fixed. A portion of the distributions since inception has included a return of capital (non-dividend distributions) based on the character of the distributions received from the underlying holdings and may do so in the future. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.cantorinfrastructurefund.com/literature. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be determined as of the end of each calendar year and will be reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with yield, income, or net profit.

[2]	The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 11.12% for Class A, 11.87% for Class C, and 10.87% for Class I. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, C, and I shares, respectively (the “Expense Limitation”). The Expense Limitation Agreement will remain in effect at least until July 31, 2025, unless and until the Board approves its modification or termination for Class A, C, and I shares.

[3]	The Fund’s inception date was June 30, 2022, and its initial net asset value was $10.00.

Cantor Fitzgerald Infrastructure Fund | 5

Performance Metrics1

As of September 30, 2024 (Unaudited)

[1]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge but does reflect management fees and other expenses. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

Due to financial statement adjustments, performance information presented herein for the Fund may differ from the Fund’s financial highlights, which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments, which are reflected in the financial statements.

Inception Date: June 30, 2022

Gross Expense Ratio: 4.98% Net Expense Ratio: 3.01% (inclusive of estimated Acquired Fund Fees & Expenses)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2024, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser.

6

Portfolio Composition

				UNDERLYING	UNDERLYING
	ANNUALIZED			PRIVATE FUNDS	PRIVATE FUNDS
TOTAL NET	DISTRIBUTION	PUBLIC	PRIVATE	INFRASTRUCTURE	GROSS ASSET
ASSETS	RATE[4,5,6]	HOLDINGS	FUNDS	INVESTMENTS[7]	VALUE[7]
$210M	4.00%	48	9	11,243	$6.0B

PRIVATE INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[8]
Blackstone Infrastructure Partners / Invenergy	Energy - Equity	United States	12.16%
Peppertree Capital - Fund VIII QP LP	Digital - Equity	United States	6.92%
Irradiant Orchid Investors LP / Opus	Energy - Debt	United States	2.21%
IPCC Fund L.P.	Energy - Debt	United States	1.86%
Rockland Power Partners IV	Energy - Equity	United States	1.65%
DigitalBridge Credit (Onshore) LP	Digital - Debt	United States	1.16%
Peppertree Capital Fund X QP LP	Digital - Equity	United States	0.42%
CoreWeave Credit Agreement	Digital - Debt	United States	0.40%
DigitalBridge Credit II (Onshore) LP	Digital - Debt	United States	0.20%

PUBLIC INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[8]
Vistra Energy Corp.	Utilities	United States	4.55%
NextEra Energy Inc.	Utilities	United States	4.15%
Constellation Energy Corp.	Utilities	United States	3.68%
Southern Co.	Utilities	United States	3.68%
Cheniere Energy Inc.	Energy	United States	3.30%
Williams Cos Inc.	Energy	United States	3.26%
American Tower Corp.	Digital Infrastructure	United States	3.14%
EQT Corp.	Energy	United States	2.86%
Sempra Energy	Utilities	United States	2.09%
AES Corp.	Utilities	United States	1.90%
Schlumberger Ltd.	Energy	United States	1.88%
NRG Energy Inc.	Utilities	United States	1.79%
SBA Communications Corp.	Digital Infrastructure	United States	1.64%
Canadian Pacific Kansas City Ltd.	Industrials	Canada	1.60%
Public securities of weightings less than 1.60%			22.43%

[4]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses. The Fund accrues distributions daily. The current distribution rate is calculated by annualizing the daily accrual rate of the Fund as of the date listed. A portion of the distributions since inception has included a return of capital (non-dividend distributions) based on the character of the distributions received from the underlying holdings and may do so in the future. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.cantorinfrastructurefund.com/literature. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be determined as of the end of each calendar year and will be reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with yield, income, or net profit.

[5]	The Fund’s inception date was March 20, 2023, and its initial net asset value was $10.00.

[6]	The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements for Class I is 4.42%. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.25% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation Agreement will remain in effect at least until July 31, 2025, unless and until the Board approves its modification or termination.

[7]	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of infrastructure related interests that are not publicly traded as of the most recent available data. Holdings are subject to change without notice.

[8]	As a percent of total assets.

[9]	As a percent of invested assets and incorporates the most recent available data from the underlying investment. Excludes cash and cash equivalents. Amount shown for private infrastructure investments reflects the NAV of the Fund’s interests in the underlying private fund.

Portfolio Exposure

ASSET TYPE8

GEOGRAPHY9

INFRASTRUCTURE TYPE9

Cantor Fitzgerald Infrastructure Fund | 7

Investment Management Team (Unaudited)

ADVISER	Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) serves as the adviser to the Fund and is a wholly-owned subsidiary of Cantor Fitzgerald, L.P. (together with its affiliates, “Cantor Fitzgerald”) and a division of Cantor Fitzgerald Asset Management, which provides investment management, asset management and advisory services to investors in global fixed income, equity, and real assets markets through the use of mutual funds, exchange traded funds, interval funds, separately managed accounts, core real estate funds, opportunity zone funds and other private investment vehicles.

CANTOR FITZGERALD

A Tradition of Excellence Since 1945

Global Footprint	Expansive Team
More than 160 offices in 22 countries	Over 12,500 employees worldwide

Primary Dealer	Investment Grade
One of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York	Maintains an investment-grade credit rating by Standard & Poor’s and Fitch

Real Assets Expertise
Over $100 billion in real assets-related transactions in 2023[1]

[1]	Includes originated debt and non-originated debt placement transactions.

Cantor refers to Cantor Fitzgerald, L.P., its subsidiaries, including Cantor Fitzgerald & Co., and its affiliates including BGC Group, Inc. (NASDAQ: BGC) and Newmark (NASDAQ: NMRK). The Adviser is a wholly- owned subsidiary of Cantor.

SUB-ADVISER	Capital Innovations, LLC (the “Sub-Adviser”) is a private investment firm specializing in private and public market real assets strategies including infrastructure, real estate, and natural resources. The Sub-Adviser was fosunded in 2007 to enable investors to benefit form the transition to a resource constrained economy.

CAPITAL INNOVATIONS

A Real Assets Specialist

Infrastructure Expertise	Sustainability Focused
Advised on or invested in more than $9 billion of infrastructure opportunities in both public and private markets	Incorporated sustainability and environmental, social, and governance (“ESG”) standards into their investment process since inception

Time-Tested Approach	Experienced Team
Experience through multiple market cycles and economic environments	Decades of infrastructure, real assets and portfolio management experience

8

Glossary (Unaudited)

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Capital Market that trades emerging growth companies.

S&P 500 Total Return Index: The Standard & Poor’s index calculated on a total return basis. This index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market. The total return calculation provides investors with a price plus gross cash dividend return. Gross cash dividends are applied on the ex date of the dividend.

S&P Global Infrastructure Index TR: This index tracks 75 publicly traded companies from around the world representing the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Bloomberg U.S. Aggregate Bond Index: A broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the US bond market.

Cantor Fitzgerald Infrastructure Fund | 9

Important Disclosures (Unaudited)

The information contained herein is not an offer to sell or a solicitation of an offer to buy the securities described herein. Such an offer or solicitation can be made only through the prospectus relating to the offering, which is always controlling and supersedes the information contained herein in its entirety. The prospectus may be obtained by calling (855) 9-CANTOR / (855) 922-6867.

The Fund defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Infrastructure assets may include, among other asset types, regulated assets (such as electricity generation, transmission and distribution facilities, gas transportation and distribution systems, water distribution, and wastewater collection and processing facilities), transportation assets (such as toll roads, airports, seaports, railway lines, intermodal facilities), renewable power generation (wind, solar and hydropower) and communications assets (including broadcast and wireless towers, fiber, data centers, distributed network systems and satellite networks).

Investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its investment objective. There is no guarantee that any investing strategy will be successful. The Fund is a closed-end investment company.

ESG and sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG and Sustainable investing strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating. There is no assurance that employing ESG and sustainable strategies will result in more favorable investment performance.

The Fund is subject to the risks associated with investment in infrastructure- related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure- related companies to decline.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

10

Cantor Fitzgerald Infrastructure Fund
Portfolio Review (Unaudited)
September 30, 2024

Average Annual Total Return through September 30, 2024*, as compared to its benchmark:

	Six Months	One Year	Inception through September 30, 2024
Cantor Fitzgerald Infrastructure Fund Class A**	12.13%	30.14%	12.37%
Cantor Fitzgerald Infrastructure Fund Class A with load**	5.71%	22.65%	9.45%
Cantor Fitzgerald Infrastructure Fund Class C***	11.76%	29.21%	16.40%
Cantor Fitzgerald Infrastructure Fund Class I***	12.30%	30.46%	17.54%
Cantor Fitzgerald Infrastructure Fund Class S****	N/A	N/A	8.15%
S&P 500® Index(a)*****	10.42%	36.35%	22.43%**/29.86%***/9.11%****
S&P Global Infrastructure Index******	16.46%	4.12%	10.98%**/15.49%***/10.12%****

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.50%, 3.25%, 2.25%, and 1.25% per annum of the Fund’s average daily net asssets attributable to Class A, Class C, Class I, and Class S respectively. The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, is 4.98%, 5.26%, 4.42%, and 4.42% for Class A, Class C, Class I, and Class S, respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense is 3.01%, 3.76%, 2.76%, and 1.76% for Class A, Class C, Class I, and Class S shares, repsectively. For performance information current to the most recent month-end, please call toll-free 1-855-9-CANTOR.

**	Inception date is June 30, 2022.

***	Inception date is March 20, 2023.

****	Inception date is May 22, 2024.

*****	The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

******	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(a)	The Cantor Fitzgerald Infrastracture Fund replaced the S&P Global Infrastracture Index with the S&P 500® Index as its primary index. The S&P Global Infrastracture Index is now the secondary index.

Holdings by Industry as of September 30, 2024	% of Net Assets
Electric Utilities	32.7%
Private Investments	27.0%
Energy	13.7%
Communication Services	4.7%
Transportation and Logistics	3.3%
Gas & Water Utilities	2.0%
Oil & Gas Services & Equipment	1.1%
Machinery	1.0%
Specialty REIT	0.9%
Other Investments	1.8%
Short-Term Investment	11.0%
Other Assets in Excess of Liabilities	0.8%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Cantor Fitzgerald Infrastructure Fund | 11

Cantor Fitzgerald Infrastructure Fund
Schedule of Investments (Unaudited)
September 30, 2024

Shares		Fair Value
	COMMON STOCKS — 61.2%
	COMMERCIAL SUPPORT SERVICES - 0.7%
6,982	Waste Management, Inc.	$1,449,463

	COMMUNICATION SERVICES - 4.7%
28,548	American Tower Corporation, A	6,639,124
14,369	SBA Communications Corporation, A	3,458,618
		10,097,742
	DATA CENTER REIT - 0.3%
4,059	Digital Realty Trust, Inc.	656,868

	ELECTRIC UTILITIES - 32.7%
199,526	AES Corporation (The)	4,002,492
23,867	American Electric Power Company, Inc.	2,448,754
20,495	CMS Energy Corporation	1,447,562
29,894	Constellation Energy Corporation	7,773,038
55,106	Dominion Resources, Inc.	3,184,576
6,717	DTE Energy Company	862,530
20,420	Duke Energy Corporation	2,354,426
7,918	Edison International	689,579
45,779	Enel - Societa per Azioni - ADR(a)	364,401
1,559	Entergy Corporation	205,180
12,559	Exelon Corporation	509,267
36,288	FirstEnergy Corporation	1,609,373
24,485	Iberdrola SA - ADR	1,517,825
18,770	National Grid PLC - ADR	1,307,706
103,756	NextEra Energy, Inc.	8,770,495
41,381	NRG Energy, Inc.	3,769,809
24,168	Public Service Enterprise Group, Inc.	2,156,027
42,529	RWE AG - ADR	1,548,438
52,820	Sempra Energy	4,417,337
86,162	Southern Company (The)	7,770,089
69,595	TRANSALTA CORP.	721,004
81,013	Vistra Energy Corporation	9,603,280
43,850	Xcel Energy, Inc.	2,863,405
		69,896,593
	ENERGY - 13.7%
38,775	Cheniere Energy, Inc.	6,973,296
18,829	DT Midstream, Inc.	1,481,089
51,823	Enbridge, Inc.	2,104,532
164,884	EQT Corporation	6,041,350
94,522	Schlumberger Ltd.	3,965,198
30,376	TC Energy Corporation	1,444,379
64,000	Ultrapar Participacoes S.A. - ADR	248,320
150,551	Williams Companies, Inc. (The)	6,872,653
		29,130,817

12

Cantor Fitzgerald Infrastructure Fund
Schedule of Investments (Unaudited) (Continued)
September 30, 2024

Shares		Fair Value
	COMMON STOCKS — 61.2% (Continued)
	GAS & WATER UTILITIES - 2.0%
16,493	American Water Works Company, Inc.	$2,411,936
3,537	Atmos Energy Corporation	490,617
27,350	Essential Utilities, Inc.	1,054,890
8,452	NiSource, Inc.	292,862
		4,250,305
	MACHINERY - 1.0%
15,670	Xylem, Inc.	2,115,920

	OIL & GAS SERVICES & EQUIPMENT - 1.1%
81,944	Halliburton Company	2,380,473

	RENEWABLE ENERGY - 0.8%
10,850	Enphase Energy, Inc.(a)	1,226,267
23,883	SolarEdge Technologies, Inc.(a)	547,160
		1,773,427
	SPECIALTY REIT - 0.9%
57,069	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,967,168

	TRANSPORTATION & LOGISTICS - 3.3%
39,551	Canadian Pacific Kansas City Ltd.	3,383,192
1,350	Grupo Aeroportuario del Centro Norte S.A.B. de - ADR	91,557
830	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	234,691
13,668	Union Pacific Corporation	3,368,889
		7,078,329

	TOTAL COMMON STOCKS (Cost $111,928,401)	130,797,105

Cantor Fitzgerald Infrastructure Fund | 13

Cantor Fitzgerald Infrastructure Fund
Schedule of Investments (Unaudited) (Continued)
September 30, 2024

Shares		Fair Value
	PRIVATE INVESTMENT FUNDS — 27.0%
25,000,000	Blackstone Infrastructure Partners IRH-G L.P.(b)(c)(d)(e)	$25,696,369
838,217	CoreWeave Credit Agreement(b)(c)(d)(e)	850,981
2,592,910	DigitalBridge Credit (Onshore), LP(b)(c)(d)(e)	2,482,512
431,792	DigitalBridge Credit II (Onshore), LP(b)(c)(d)(e)	411,335
4,241,287	IPCC Fund L.P.(b)(c)(d)(e)	3,940,390
5,000,000	Irradiant Orchid Investors, LP(b)(c)(d)(e)	4,810,020
12,252,854	Peppertree Capital Fund VIII QP, LP(b)(c)(d)(e)	15,158,869
876,377	Peppertree Capital Fund X QP, LP(b)(c)(d)(e)	1,002,915
3,223,099	Rockland Power Partners IV LP(b)(c)(d)(e)(f)(g)	3,276,317

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $53,060,093)	57,629,708

	SHORT-TERM INVESTMENT — 11.0%
	MONEY MARKET FUND - 11.0%
23,361,876	Morgan Stanley Institutional Liquidity Funds, Institutional Class, 4.54% (Cost $23,361,876)(h)	23,361,876

	TOTAL INVESTMENTS - 99.2% (Cost $188,350,370)	$211,788,689
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	1,794,454
	NET ASSETS - 100.0%	$213,583,143

ADR – American Depositary Receipt

LTD – Private Limited Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Société Anonyme

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of September 30, 2024, was $57,629,708, representing 27.0% of net assets.

(c)	Restricted security.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as of September 30, 2024, amounted to $57,629,708, which represents approximately 27.0% of the net assets of the Fund.

(e)	Investment has been committed to but has not been fully funded by the Fund at September 30, 2024. See Note 2 for total unfunded investment commitments.

(f)	All or a portion of this security is custodied with CF IIX Holdings LLC at September 30, 2024.

(g)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

(h)	Rate disclosed is the seven-day effective yield as of September 30, 2024.

14

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Assets and Liabilities (Unaudited)
September 30, 2024

ASSETS
Investments in securities at fair value (cost $188,350,370)	$211,788,689
Cash	279,066
Receivable for Fund shares sold	2,008,499
Dividends receivable	267,340
Prepaid expenses	259,363
TOTAL ASSETS	214,602,957

LIABILITIES
Payable for Fund shares redeemed	390,220
Payable to investment advisory fee	311,730
Payable for distributions	114,317
Payable for distribution fees, Class C	21,322
Payable for shareholder servicing fees, Class A	2,699
Payable for shareholder servicing fees, Class C	6,868
Payable to Administrator	47,514
Other accrued expenses	125,144
TOTAL LIABILITIES	1,019,814
NET ASSETS	$213,583,143

Net Assets Consist Of:
Paid-in capital	$192,902,164
Accumulated earnings	20,680,979
NET ASSETS	$213,583,143

Class A
Net Assets	$21,439,261
Shares outstanding (unlimited number of shares authorized, no par value)	1,732,161
Net asset value, offering and redemption price per share	$12.38
Maximum offering price (net asset value plus maximum sales charge of 5.75%)	$13.14

Class C
Net Assets	$5,198,033
Shares outstanding (unlimited number of shares authorized, no par value)	425,370
Net asset value, offering and redemption price per share(a)	$12.22

Class I
Net Assets	$73,489,541
Shares outstanding (unlimited number of shares authorized, no par value)	5,923,530
Net asset value, offering and redemption price per share	$12.41

Class S
Net Assets	$113,456,308
Shares outstanding (unlimited number of shares authorized, no par value)	9,111,341
Net asset value, offering and redemption price per share	$12.45

(a)	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 15

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2024

INVESTMENT INCOME
Dividend Income (net of foreign taxes withheld of $39,330)	$1,900,732
TOTAL INVESTMENT INCOME	1,900,732

EXPENSES
Investment adviser fees	1,010,265
Distribution fees, Class C	2,224
Shareholder servicing fees, Class A	10,936
Shareholder servicing fees, Class C	2,591
Transfer agent fees	60,111
Printing and postage expenses	50,597
Registration fees	45,750
Legal fees	45,316
Administration fees	37,336
Trustees fees	32,587
Insurance expenses	27,450
Third party administrative servicing fees	26,958
Audit and tax preparation fees	26,952
Compliance service fees	23,967
Custodian fees	21,040
Fund accounting fees	18,727
Miscellaneous expenses	60,475
TOTAL EXPENSES	1,503,282
Fees contractually waived by Adviser	(123,495)
NET OPERATING EXPENSES	1,379,787
NET INVESTMENT INCOME	520,945

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment securities	(117,127)
Foreign currency translations	(92)

Net change in unrealized appreciation/(depreciation) on:
Investment securities transactions	18,947,910
Foreign currency translations	(39)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	18,830,652
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,351,597

See accompanying notes which are an integral part of these financial statements.

16

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Changes in Net Assets

	For the		For the
	Six Months Ended		Year Ended
	September 30, 2024		March 31, 2024
	(Unaudited)
INCREASE (DECEREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment income	$520,945		$413,543
Net realized gain (loss) on investment securities transactions and foreign currency translations	(117,219)		23,396
Net change in unrealized appreciation of investments securities and foreign currency translations	18,947,871		4,273,742
Net increase in net assets resulting from operations	19,351,597		4,710,681

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS (Note 2)
Net investment income
Class A	(352,684)		(270,400)
Class C	(72,305)		(29,923)
Class I	(1,792,192)		(519,944)
Class S(a)	(498,044)		—
Return of Capital Distributions
Class A	—		(124,592)
Class C	—		(6,018)
Class I	—		(125,016)
Net decrease in net assets resulting from distributions	(2,715,225)		(1,075,893)

CAPITAL TRANSACTIONS Class A
Proceeds from shares sold	4,648,006		12,210,396
Reinvestment of distributions	159,049		205,724
Amount paid for shares redeemed	(390,749	) (c)	(4,581,793	) (d)
Total - Class A	4,416,306		7,834,327
CAPITAL TRANSACTIONS Class C
Proceeds from shares sold	2,549,137		1,926,525
Reinvestment of distributions	57,395		22,703
Amount paid for shares redeemed	(2,000)		—
Total - Class C	2,604,532		1,949,228
CAPITAL TRANSACTIONS Class I
Proceeds from shares sold	109,992,345	(c)	29,764,913	(d)
Reinvestment of distributions	800,334		283,767
Amount paid for shares redeemed	(84,031,138	) (e)	(555,239)
Total - Class I	26,761,541		29,493,441
CAPITAL TRANSACTIONS Class S(a)
Proceeds from shares sold	108,386,810	(b)(e)	—
Reinvestment of distributions	28,942		—
Amount paid for shares redeemed	(202,906)		—
Total - Class S	108,212,846		—
Net increase in net assets resulting from capital transactions	141,995,225		39,276,996

TOTAL INCREASE IN NET ASSETS	158,631,597		42,911,784

NET ASSETS
Beginning of year/period	54,951,546		12,039,762
End of year/period	$213,583,143		$54,951,546

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 17

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Changes in Net Assets (Continued)

	For the		For the
	Six Months Ended		Year Ended
	September 30, 2024		March 31, 2024
	(Unaudited)
SHARE TRANSACTIONS CLASS A
Shares sold	402,269		1,172,910
Shares issued in reinvestment of distributions	13,380		19,533
Shares redeemed	(34,310	) (c)	(444,005	) (d)
Total - Class A	381,339		748,438

SHARE TRANSACTIONS CLASS C
Shares sold	222,694		185,985
Shares issued in reinvestment of distributions	4,862		2,140
Shares redeemed	(165)		—
Total - Class C	227,391		188,125

SHARE TRANSACTIONS CLASS I
Shares sold	9,559,983	(c)	2,866,740	(d)
Shares issued in reinvestment of distributions	66,478		26,766
Shares redeemed	(7,089,985	) (e)	(51,084)
Total - Class I	2,536,476		2,842,422

SHARE TRANSACTIONS CLASS S(a)
Shares sold	9,125,412	(b)(e)	—
Shares issued in reinvestment of distributions	2,346		—
Shares redeemed	(16,417)		—
Total - Class S	9,111,341		—

(a)	Class S commenced operations on May 22, 2024.

(b)	Beginning capital of $100,000 was contributed by fund management of Cantor Fitzgerald Investment Advisors, L.P., investment advisor to the Fund, in exchange for 8,598 shares of the Class S in connection with the seeding of the Fund.

(c)	21,146 Class A shares were redeemed to purchase 21,128 Class I shares amounting to $239,131 during the six months ended September 30, 2024.

(d)	268,455 Class A shares were redeemed to purchase 268,614 Class I shares amounting to $2,708,022 during the year ended March 31, 2024.

(e)	7,039,296 Class I shares were redeemed to purchase 7,020,235 Class S shares amounting to $83,425,135 during the six months ended September 30, 2024.

See accompanying notes which are an integral part of these financial statements.

18

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Cash Flows (Unaudited)
For the Six Months Ended September 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$19,351,597

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term portfolio investments	(126,741,334)
Proceeds from sales of long-term portfolio investments	1,025,201
Purchases of short-term portfolio investments	(109,065,746)
Proceeds from sales of short-term portfolio investments	96,049,305
Net realized loss from investment transactions	117,127
Net realized loss from foreign currency translations	92
Return of capital from investments	933,432
Net change in unrealized appreciation/depreciation on investments	(18,947,910)
Net change in unrealized appreciation/depreciation on foreign currency translations	39
Change in assets and liabilities:
Increase in dividends receivable	(172,940)
Increase in Investment Adviser fees	281,189
Increase in prepaid expenses and other assets	(193,794)
Increase in payable for distribution fees	14,683
Decrease in payable for administration fees	(23,849)
Increase in income payable	83,971
Increase in payable for fund shares redeemed	390,220
Increase in accrued expenses and other liabilities	78,682

Net cash used in operating activities	(136,820,035)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net	223,833,847
Cash distributions to shareholders, net	(1,669,517)
Payment on Fund shares redeemed, net*	(85,361,412)
Net cash provided by financing activities	136,802,918

Net change in cash	(17,117)
Cash held at beginning of period	296,183
Cash held at end of period	$279,066

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions	$1,045,720

*	Includes exchange redemptions of $83,664,266

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 19

Cantor Fitzgerald Infrastructure Fund – Class A
Consolidated Financial Highlights
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	September 30, 2024		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$11.10		$10.42		$10.00
Investment operations:
Net investment income (loss)(b)	0.02		0.13		0.05
Net realized and unrealized gain (loss) on investments	1.49		0.86		0.40
Total from investment operations	1.51		0.99		0.45
Less distributions to shareholders from:
Net investment income	(0.23)		(0.30)		(0.03)
Return of capital	—		(0.01)		—
Total distributions	(0.23)		(0.31)		(0.03)
Net asset value, end of year/period	$12.38		$11.10		$10.42
Total return(c)	12.67	% (d)(h)	9.86	% (h)	4.53	% (d)
Net assets, at end of year/period (000s)	$21,439		$14,990		$6,137
Ratio of expenses to average net assets after expense waiver(f)	2.38	% (e)	2.50%		2.50	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	2.38	% (e)	4.47%		11.92	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	0.42	% (e)	1.23%		0.68	% (e)
Portfolio Turnover Rate	1	% (d)	1%		8	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

20

Cantor Fitzgerald Infrastructure Fund – Class C
Consolidated Financial Highlights
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	September 30, 2024		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$11.04		$10.40		$10.17
Investment operations:
Net investment income (loss)(b)	(0.02)		0.04		0.01
Net realized and unrealized gain (loss) on investments	1.43		0.91		0.24
Total from investment operations	1.41		0.95		0.25
Less distributions to shareholders from:
Net investment income	(0.23)		(0.30)		(0.02)
Return of capital	—		(0.01)		—
Total distributions	(0.23)		(0.31)		(0.02)
Net asset value, end of year/period	$12.22		$11.04		$10.40
Total return(c)	12.22	% (d)(h)	9.47	% (h)	2.49	% (d)
Net assets, at end of year/period (000s)	$5,198		$2,186		$102
Ratio of expenses to average net assets after expense waiver(f)	3.13	% (e)	3.25%		3.25	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	3.13	% (e)	4.75%		12.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	(0.33	)% (e)	0.40%		1.73	% (e)
Portfolio Turnover Rate	1	% (d)	1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 21

Cantor Fitzgerald Infrastructure Fund – Class I
Consolidated Financial Highlights
(For a share outstanding during the year/period)

					(Not Consolidated)
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	September 30, 2024		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$11.15		$10.40		$10.17
Investment operations:
Net investment income (loss)(b)	0.04		0.14		0.01
Net realized and unrealized gain (loss) on investments	1.45		0.92		0.25
Total from investment operations	1.49		1.06		0.26
Less distributions to shareholders from:
Net investment income	(0.23)		(0.30)		(0.03)
Return of capital	—		(0.01)		—
Total distributions	(0.23)		(0.31)		(0.03)
Net asset value, end of year/period	$12.41		$11.15		$10.40
Total return(c)	12.84	% (d)(h)	10.57	% (h)	2.51	% (d)
Net assets, at end of year/period (000s)	$73,490		$37,775		$5,649
Ratio of expenses to average net assets after expense waiver(f)	2.13	% (e)	2.25%		2.25	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	2.13	% (e)	3.91%		11.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	0.67	% (e)	1.40%		2.87	% (e)
Portfolio Turnover Rate	1	% (d)	1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

22

Cantor Fitzgerald Infrastructure Fund – Class S
Consolidated Financial Highlights
(For a share outstanding during the period)

	For the Period
	Ended
	September 30(a)
	(Unaudited)
Net asset value, beginning of period	$11.63
Investment operations:
Net investment income (loss)(b)	0.07
Net realized and unrealized gain (loss) on investments	0.91
Total from investment operations	0.98
Less distributions to shareholders from:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period	$12.45
Total return(c)	8.58	% (d)(h)
Net assets, at end of period (000s)	$113,456
Ratio of expenses to average net assets after expense waiver(f)	1.13	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	2.13	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	1.67	% (e)
Portfolio Turnover Rate	1	% (d)

(a)	For the period May 22, 2024 (commencement of operations) to September 30, 2024.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 23

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited)
September 30, 2024

1.	ORGANIZATION

Cantor Fitzgerald Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on December 16, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of shares at net asset value (“NAV”), which will be calculated on a daily basis. The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

The Fund currently offers four classes of shares: Class A, Class C, Class I, and Class S shares. Class A shares commenced operations on June 30, 2022, Class C and I commenced operations on March 20, 2023, and Class S commenced operations on May 22, 2024. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, while Class C and I are not subject to a sales load.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Consolidation of Subsidiaries: The Fund may make investments through wholly owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board of Trustees (“Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly owned by the Fund.

As of September 30, 2024, there is one active Subsidiary: CF IIX Holdings LLC (the “Sub Fund”), formed in Delaware. The Subsidiary has the same investment objective as the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter company accounts and transactions have been eliminated in the consolidation for the Fund.

As of September 30, 2024, the total value of investments held by the Sub Fund is $3,276,317 or approximately 1.5% of the Fund’s net assets.

24

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Securities Valuation – The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open end private institutional infrastructure investment funds that invest in the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by the FASB Auditing Standards Codification.

The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Investment Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Investment Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private infrastructure market. This process is applied daily to each respective Private Investment Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private infrastructure market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index incorporates data from third -party data providers and broad securities indices (the “Index Constituents”) . The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Investment Fund following the conclusion of such Private Investment Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Cantor Fitzgerald Infrastructure Fund | 25

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as, under normal market conditions, a significant portion of the Fund’s assets will be invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio. As of September 30, 2024, the Fund invested $57,629,708 in Private Investment Funds.

Distributions from Private Investment Funds will be received as underlying investments of the Private Investment Funds are liquidated. Distributions from Private Investment Funds occur at irregular intervals, and the exact timing of distributions from the Private Investment Funds has not been communicated from the Private Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2024 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks	$130,797,105	$—	$—	$130,797,105
Short-Term Investment	23,361,876	—	—	23,361,876
Total	$154,158,981	$—	$—	$154,158,981
Investments valued as practical expedient				57,629,708
Total Investments				$211,788,689

The Fund did not hold any Level 2 or Level 3 securities during the period.

26

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

In determining fair values as of September 30, 2024, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $57,629,708 for the Fund, have not been categorized.

The Fund’s investments in Private Investment Fund, along with their corresponding unfunded commitments and other attributes, as of September 30, 2024, are briefly summarized in the table below.

						Notice	Redemption
Financing	Investment	Fair	Unfunded	Remaining	Redemption	Period	Restriction
Stage	Strategy	Value	Commitments	Life	Frequency	(In Days)	Terms
Buyout	Control investments in established companies	$—	$—	N/A	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	—	—	N/A	None	N/A	N/A
Special	Investments in mezzanine, distressed debt, energy/utility investments and turnarounds	57,629,708	55,839,091	8 years	None	N/A	N/A

The information summarized in the table above represents the general terms for the specified financing stage. Individual Private Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Private Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity fund and private debt fund are common terms for investments that typically are made in non public companies through privately negotiated transactions. Private equity and private debt fund investors generally seek to acquire or lend on quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of September 30, 2024.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small , mid or large capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub stages (usually classified as seed, early and late stages) in partnership with other investors.

Cantor Fitzgerald Infrastructure Fund | 27

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity and private debt funds. Primaries investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity and private debt funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Debt investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

Investments Valued at NAV — GAAP permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

Unfunded Commitments — Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of September 30, 2024, the Fund had total Unfunded Commitments in the amount of $55,839,091.

28

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Security Transactions and Related Income — Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Organization and Offering Costs — Organization costs of the Trust were paid by the Adviser under the investment advisory agreement as discussed in Note 4, while offering costs consisting of the initial prospectus and registration of the Fund were paid by the Fund and amortized over the first 12 months of operations.

Fund Expenses — The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Foreign Currency Transactions — All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes — The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the September 30, 2023, and September 30, 2024, or expected to be taken in the Fund’s September 30, 2025 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Interest and penalties related to income taxes would be recorded as tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2024, the Fund did not incur any interest or penalties.

The Sub Fund is taxed as a regular C corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Cantor Fitzgerald Infrastructure Fund | 29

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Since the Sub Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted.

The Sub Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub Fund may be liable for previously deferred taxes. The Sub Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub Fund’s deferred tax liability as new information becomes available. The Sub Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Indemnification — The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended September 30, 2024 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $126,741,334 and $1,025,201, respectively.

Associated Risks — During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

Market Risk — An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Private Investment Fund Risk — The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark, which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the Investment Company Act of 1940, as amended (the “1940 Act”). For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Liquidity Risk — There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

30

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Infrastructure Industry Risk — The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure -related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f ) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

Underlying Funds Risk — The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Lack of Control Over Private Investment Funds and Other Portfolio Investments — Once the Adviser has selected a Private Investment Fund or Other Investment Vehicle, the Adviser will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser will regularly evaluate each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for a Private Investment Fund). The Adviser may reallocate the Fund’s investments among the Underlying Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Use of Leverage by the Fund — Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short - term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Use of Leverage by Underlying Funds — In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. In that regard, the Fund intends to limit its borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

Cantor Fitzgerald Infrastructure Fund | 31

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Valuation of Private Investment Funds — The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

ESG Investing Risk — The Fund intends to screen out particular companies and industries pursuant to certain criteria established by the Sub-Adviser, and to incorporate ESG investment insights into its portfolio construction process. The Fund may forego certain investment opportunities by screening out certain companies and industries. The Fund’s results may be lower than other funds that do not apply certain exclusionary screens or use different ESG criteria to screen out certain companies or industries. The Fund’s incorporation of ESG investment insights may affect the Fund’s exposure to certain companies or industries. The Fund’s results may be lower than other funds that do not consider ESG characteristics or use a different methodology to identify and/or incorporate ESG characteristics. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In addition, the Fund may not be successful in its objectives related to ESG. There is no guarantee that these objectives will be achieved, and ESG-related assessments are at the discretion of the Adviser and Sub-Adviser. The Adviser and Sub-Adviser are dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Adviser and Sub-Adviser may incorrectly assess a security or issuer. There is also a risk that the Adviser and Sub-Adviser may not apply the relevant ESG criteria correctly or that the Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Fund. Neither the Fund, the Adviser, nor the Sub-Adviser make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The evaluation of ESG criteria is subjective and may change over time.

Preferred Securities Risk — Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk — Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Fixed Income Risk — Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk.

32

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Foreign Securities and Emerging Markets Risk — The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

The Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Leveraging Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk — Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Cantor Fitzgerald Investment Advisors, L.P. serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended September 30, 2024 the Adviser earned $1,010,265 in advisory fees.

The Adviser has engaged Capital Innovations, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and day- to-day portfolio management with respect to the Fund’s investment portfolio. Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser based on a portion of the Fund’s average daily net assets that have been allocated to the Sub-Adviser to manage. Fees paid to the Sub-Adviser are not an expense of the Fund. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. The Sub-Adviser is currently receiving the reduced fee rate of 0.15% per the Sub-Advisory Agreement.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until July 31, 2025, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50%, 3.25%, 2.25%, and 1.25% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class S shares, respectively (the “expense limitation”). The Adviser has also contractually agreed to waive 1.00% of its management fee for Class S shares until July 31, 2027. For the six months ended September 30, 2024 the Adviser waived fees and reimbursed expenses in the amount of $123,495 pursuant to the Expense Limitation Agreement.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. $76,340 is subject to recapture by the Adviser until April 11, 2025, $457,504 is subject to recapture by the Adviser until March 31, 2026 and $564,033 is subject to recapture by the Adviser until March 31, 2027.

Cantor Fitzgerald Infrastructure Fund | 33

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

The Expense Limitation Agreement will remain in effect, at least until July 31, 2025, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2025, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

The distributor of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay up to 0.25% per year of its average daily net assets of each of Class A and Class C, respectively, for such services. Class I and Class S shares are not subject to a Shareholder Service Fee. For the six months ended September 30, 2024, the Fund incurred shareholder servicing fees of $10,936 and $2,591 for Class A and Class C, respectively.

Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares and Class I shares are not currently subject to a Distribution Fee. For the six months ended September 30, 2024, the Fund incurred distribution fees of $2,224 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended September 30, 2024, the Distributor received $ 155,821 and $25,491 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $23,655 and $0, respectively, were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Consolidated Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. As of September 30, 2024, the aggregate cost for federal tax purposes is $188,308,282 for the Fund and differs from fair value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$24,534,656
Gross unrealized depreciation:	(2,006,395)
Net unrealized appreciation:	$22,528,261

34

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

Fund management has elected a tax year-end of September 30. The tax character of Fund distributions paid for the tax years ended September 30, 2023 and September 30, 2022 were as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$142,758	$—
Long-Term Capital Gain	116	—
Return of Capital	233,476	—
	$376,350	$—

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Deficits)
$—	$—	$—	$(38,006)	$(7,742)	$(1,325,095)	$(1,370,843)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and REIT basis adjustments and C Corp ROC.

At September 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$38,006	$—	$38,006	$—

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, Charles Schwab & Co., and National Financial Services LLC held 52% and 28% respectively of the voting securities and may be deemed to control the Fund.

7.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Cantor Fitzgerald Infrastructure Fund | 35

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2024

During the six months ended September 30, 2024, the Fund completed two quarterly repurchase offers. In the offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The results of the repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 17, 2024	August 16, 2024
Repurchase Request Deadline	June 28, 2024	September 27, 2024
Repurchase Pricing Date	June 28, 2024	September 27, 2024
Net Asset Value as of Repurchase Offer Date	$11.45	$12.29
Number of Shares Repurchased	8,233.090	2,333.166
Amount Repurchased	$94,269	$28,675
Percentage of Outstanding Shares Repurchased	0.55%	0.13%

Class C	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 17, 2024	August 16, 2024
Repurchase Request Deadline	June 28, 2024	September 27, 2024
Repurchase Pricing Date	June 28, 2024	September 27, 2024
Net Asset Value as of Repurchase Offer Date	$11.33	$12.14
Number of Shares Repurchased	—	164.880
Amount Repurchased	$0	$2,002
Percentage of Outstanding Shares Repurchased	0.00%	0.04%

Class I	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 17, 2024	August 16, 2024
Repurchase Request Deadline	June 28, 2024	September 27, 2024
Repurchase Pricing Date	June 28, 2024	September 27, 2024
Net Asset Value as of Repurchase Offer Date	$11.47	$12.32
Number of Shares Repurchased	21,505.728	29,183.906
Amount Repurchased	$246,671	$359,546
Percentage of Outstanding Shares Repurchased	0.20%	0.50%

Class S	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 17, 2024	August 16, 2024
Repurchase Request Deadline	June 28, 2024	September 27, 2024
Repurchase Pricing Date	June 28, 2024	September 27, 2024
Net Asset Value as of Repurchase Offer Date	$11.49	$12.37
Number of Shares Repurchased	—	16,416.357
Amount Repurchased	$0	$203,070
Percentage of Outstanding Shares Repurchased	0.00%	0.18%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

36

Cantor Fitzgerald Infrastructure Fund
Expense Examples (Unaudited)
September 30, 2024

As a shareholder of the Cantor Fitzgerald Infrastructure Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cantor Fitzgerald Infrastructure Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Cantor Fitzgerald Infrastructure Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Expense Ratio
Actual	4/1/24	9/30/24	During Period*	During the Period
Class A	$1,000.00	$1,121.30	$12.66	2.38%
Class C	$1,000.00	$1,117.60	$16.63	3.13%
Class I	$1,000.00	$1,123.00	$11.35	2.13%
Class S	$1,000.00	$1,081.50	$4.23**	1.13%

	Beginning	Ending
Hypothetical	Account Value	Account Value	Expenses Paid	Expense Ratio
(5% return before expenses)	4/1/24	9/30/24	During Period*	During the Period
Class A	$1,000.00	$1,013.14	$12.01	2.38%
Class C	$1,000.00	$1,009.36	$15.78	3.13%
Class I	$1,000.00	$1,014.38	$10.77	2.13%
Class S	$1,000.00	$1,019.39	$5.73	1.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the fund’s annualized expense ratio, multiplied by the number of days in the period (131) divided by the number in the fiscal year (365).

Cantor Fitzgerald Infrastructure Fund | 37

Cantor Fitzgerald Infrastructure Fund
Additional Information (Unaudited)
September 30, 2024

Cantor Fitzgerald Infrastructure Fund - Investment Advisory Agreement with the Advisor

In connection with the Board meeting held on June 18, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Fund and the Advisor (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Management Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the Advisor’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that the Advisor believed the underperformance compared to the S&P 500 TR Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. The Trustees also considered the Advisor’s role in supervising the investment activity of the Sub-Advisor. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Advisor were satisfactory.

Fees and Expenses. The Trustees next considered information regarding the management fee for the Fund. The Trustees noted that the management fee and net expense ratio for the Fund were each slightly lower than the peer group average and higher than the Morningstar category average. The Trustees noted that the Advisor believed that the Fund’s management fee and net expense ratio are higher than the Morningstar category average due to the fact that the other funds in the category are infrastructure mutual funds, which only hold publicly traded securities. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Advisor’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Advisor provides under the Management Agreement including the Advisor’s costs in managing the Fund. The Board noted that the Advisor did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

38

Cantor Fitzgerald Infrastructure Fund
Additional Information (Unaudited) (Continued)
September 30, 2024

Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the fee arrangements for breakpoints or other provisions that would allow shareholders to benefit from economies of scale in the future as the Fund grew. The Trustees determined that the advisory fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. The Trustees, having requested and received such information from the Advisor as they believed reasonably necessary to evaluate the terms of the Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Management Agreement for an additional one-year term should be approved.

Cantor Fitzgerald Infrastructure Fund - Investment Sub-Advisory Agreement with the Sub-Advisor

In connection with the Board meeting held on June 18, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a sub-advisory agreement between the Advisor and the Sub-Advisor, with respect to the Fund (the “Investment Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

In deciding on whether to approve the Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations. The Trustees evaluated the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance program; and financial condition. It was noted that the Sub-Advisor did not have any changes to their personnel since the last review. After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that the Sub-Advisor believed the underperformance compared to the S&P 500 TR Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor were satisfactory.

Cantor Fitzgerald Infrastructure Fund | 39

Cantor Fitzgerald Infrastructure Fund
Additional Information (Unaudited) (Continued)
September 30, 2024

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the Sub-Advisory Agreement. The Trustees compared the sub-advisory fee of the Fund to other comparable accounts managed by the Sub-Advisor and noted that the Sub-Advisor fee paid to the Sub-Advisor with respect to its services to the Fund was lower than that paid to comparable accounts. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Sub-Advisor’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Sub-Advisor provides under the Sub-Advisory Agreement including the Sub-Advisor’s costs in managing the Fund. The Board noted that the Sub-Advisor did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Sub-Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the fee arrangements for breakpoints or other provisions that would allow shareholders to benefit from economies of scale in the future as the Fund grew. The Trustees determined that the sub-advisory fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the sub-advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. The Trustees, having requested and received such information from the Sub-Advisor as they believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Sub-Advisory Agreement for an additional one-year term should be approved.

40

Notice of Privacy Policy and Practices

FACTS	WHAT DOES THE CANTOR FITZGERALD INFRASTRUCTURE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Cantor Fitzgerald Infrastructure Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non affiliates to market to you	No	We don’t share

Questions?	Call us at: 855 9 CANTOR.

Cantor Fitzgerald Infrastructure Fund | 41

Notice of Privacy Policy and Practices (Continued)

Who are we
Who is providing this notice?	Cantor Fitzgerald Infrastructure Fund

What we do
How does Cantor Fitzgerald Infrastructure Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Cantor Fitzgerald Infrastructure Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●    Design and improve the products and services we offer to investors;

●    Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non financial companies. ● Cantor Fitzgerald Infrastructure Fund has affiliates
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Cantor Fitzgerald Infrastructure Fund does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Cantor Fitzgerald Infrastructure Fund doesn’t jointly market.

42

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-9-CANTOR or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-9-CANTOR.

CANTOR®

FOR INQUIRIES ABOUT THE FUND:

CANTOR FITZGERALD & CO.

110 E. 59th St. New York, NY 10022
(855) 9-CANTOR / (855) 922-6867
cfsupport@cantor.com

INVESTORS

To learn more, please contact your financial advisor or visit www.cantorinfrastructurefund.com

Publication Date: 12/4/2024

Cantor Fitzgerald & Co. (Member FINRA/SIPC), is the exclusive wholesale agent for the Fund.

Ultimus Fund Distributors, LLC (225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Member FINRA) is the distributor of the Fund.

Cantor Fitzgerald & Co. and Ultimus Fund Distributors, LLC are not affiliated.

Not a Deposit	May Lose Value	No Bank Guarantee
Not insured by the FDIC, NCUA or any other government agency		

CFSIF-SAR24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto. Exhibit 99. CERT

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cantor Fitzgerald Infrastructure Fund

By	/s/ William Ferri
William Ferri
Principal Executive Officer
Date: 12/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ William Ferri
William Ferri
Principal Executive Officer
Date: 12/6/2024

By	/s/ Brian Curley
Brian Curley
Principal Financial Officer
Date: 12/6/2024